Supplement to the
Fidelity® Municipal Income 2025 Fund
Class A and Class I
August 29, 2017
Summary Prospectus

The following information replaces similar information for Fidelity® Municipal Income 2025 Fund found in the “Fund Summary” section under the “Fee Table” heading.

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Effective October 1, 2017, the following replaces similar information for Fidelity® Municipal Income 2025 Fund found in the “Fund Summary” section under the “Fee Table” heading.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 51 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

AM25-SUM-18-01 1.9885856.101	June 1, 2018